UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Canna-Global Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41102	86-3692449
(Commission File Number)	(IRS Employer Identification No.)

4640 Admiralty Way, Suite 500

Marina Del Rey, California 90292

(Address of principal executive offices, including zip Code)

310-496-5700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, par value $0.000001 per share and one redeemable warrant of one share of Common Stock	CNGLU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	CNGL	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	CNGLW	The Nasdaq Stock Market LLC
Representative’s shares of Class A common stock	CNGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Bid Implementation and Business Combination Agreement

The following summary and description of the Agreement does not purport to be complete, describes the material provisions of the Agreement (as defined below), and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference. Unless otherwise defined herein, the capitalized terms used in this Current Report on Form 8-K are defined in the Agreement.

General Terms and Effects; Closing

On June 15, 2023, Canna-Global Acquisition Corp, a Delaware corporation (“Canna-Global”), entered into a definitive Bid Implementation and Business Combination Agreement (the “Agreement”) with New Quantum Holdings Pty Ltd. (“New Quantum” or the “Company”), along with J. Gerald Combs, solely in his capacity as the representative from and after the Effective Time (as defined below) for the stockholders of Canna-Global, and Hyun Jong Chung, solely in his capacity as the representative from and after the Effective Time for New Quantum in accordance with the terms and conditions of the Agreement (collectively, the “Parties”). The transactions contemplated in the Agreement are in connection with Canna-Global’s initial business combination and are hereinafter referred to as the “Business Combination” and the underlying transactions contemplated therein as the “Transactions.”

New Quantum is an Australian fintech B2B company that provides, along with its subsidiaries, global unified fintech as a service (FaaS), delivering a fully integrated digital platform for wealth managers, family offices, governments, asset managers, fintech businesses, and financial advisors. New Quantum’s operating system for financial services firms, combined with the financial infrastructure of the newly acquired Morrison Securities from the ASX-listed, Sequoia Financial Group (ASX:SEQ) in June 2023, represents a vertically integrated business model to financial services firms.

The Agreement provides that, among other things, and upon the terms and subject to the conditions thereof, at closing of the Business Combination (the “Closing”), Canna Global will acquire all of the ordinary shares of New Quantum and New Quantum will become a wholly-owned subsidiary of Canna-Global, and Canna-Global’s Class A Common Stock will be listed on the Nasdaq Global Market under the ticker symbol “NQ.”

As part of the Transactions, Canna-Global will amend and restate its Second Amended and Restated Certificate of Incorporation (the “Charter”) to, among other matters: (a) change its name to “New Quantum Corporation” or such other name as mutually agreed to by the Parties; (b) reduce Canna-Global’s board of directors (the “Board”) to five individuals divided into three classes; and (c) remove and change certain provisions in the Charter related to Canna-Global’s status as a blank check company. Additionally, each then-outstanding share of Class B Common Stock of Canna-Global will be converted into one share of Class A Common Stock.

The Business Combination is expected to close in the second half of 2023, following the receipt of the required approval by Canna-Global’s stockholders and the fulfillment of each Party’s closing conditions.

Exchange Consideration

In accordance with the terms and subject to the conditions of the Agreement, and contingent upon the Closing, as consideration for the Business Combination, New Quantum shareholders collectively shall be entitled to receive from Canna-Global, in full payment for their ordinary shares in New Quantum, Canna-Global shall issue and deliver to the New Quantum shareholders that number of Canna-Global Class A Common Stock (the “Consideration Shares”) determined as follows: Eight Hundred Million U.S. Dollars ($800,000,000), plus (or minus if negative) (ii) (A) the Net Working Capital (as defined in the Agreement) less (B) the Company Net Working Capital Amount (as defined in the Agreement) minus (iii) the Closing Net Debt (as defined in the Agreement), minus (iv) the amount of any unpaid Transaction Expenses (as defined in the Agreement), and plus (v) the SPAC Closing Net Debt (as defined in the Agreement), and plus (vi) the Escrow Amount (as defined in the Agreement), with the aggregate of items (i) to (vi) being divided by $10.00 being the value of each share of Canna-Global Class A Common Stock (as equitably adjusted for share splits, share dividends, combinations, recapitalizations and the like after the Closing).

Each New Quantum shareholder shall receive that number of Consideration Shares based on the number of the ordinary shares of New Quantum owned by such New Quantum shareholder, divided by the total number of the ordinary shares of the New Quantum owned by all New Quantum shareholders (such percentage being each such New Quantum shareholder’s “Pro Rata Share”) as set forth opposite the name of each New Quantum shareholder on Annex I of the Agreement. For the avoidance of doubt, no cash consideration is payable by Canna-Global (the “Exchange”). Following the Exchange, the New Quantum shareholders will become shareholders of Canna-Global and New Quantum will continue as a wholly-owned subsidiary of Canna-Global. Each New Quantum shareholder, upon receiving the Canna-Global Class A Common Stock, will cease to have any other rights in and to the ordinary shares of New Quantum.

Representations and Warranties

The Agreement contains customary representations and warranties made by each of Canna-Global and New Quantum as of the date of the Agreement or other specified dates, in each case relating to, among other things, organization and qualification, governing documents, capitalization, authority, no conflicts and absence of litigation. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. As used in the Agreement, “Material Adverse Effect” means, with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (i) the business, assets, liabilities, results of operations or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or (ii) the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case, subject to certain customary exceptions. The Agreement also contains thresholds for claims arise from a breach of representations and warranties of New Quantum, subject to certain limitations. For a single claim, the threshold is USD$250,000, and for the aggregate of all claims, the threshold is USD$3,000,000.

No Survival

The representations and warranties of the Parties contained in the Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another Party’s breach. The covenants and agreements of the parties contained in the Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed in accordance with their terms.

Covenants of the Parties

Each party agreed in the Agreement to use its commercially reasonable efforts to effect the Closing and to comply as promptly as practicable with all requirements of governmental authorities applicable to the transactions contemplated by the Agreement. The Agreement also contains, subject to certain exceptions, certain customary covenants by each of the parties during the period from the date of the Agreement and continuing until the earlier of the termination of the Agreement in accordance with its terms or the Closing (the “Interim Period”), including (i) the provision of access to their properties, books and personnel; (ii) the operation of their respective businesses in the ordinary course of business; (iii) the provision of certain specified financial statements by New Quantum to Canna-Global; (iv) Canna-Global’s public filings; (v) no insider trading; (vi) notifications of certain breaches, consent requirements or other matters; (vii) efforts to consummate the Business Combination; (viii) tax matters; (ix) further assurances; (x) public announcements; and (xi) confidentiality. Canna-Global will use commercially reasonable efforts to obtain financing that is reasonably acceptable to New Quantum (a “Transaction Financing”) in order to cause the Minimum Cash Requirement to be satisfied and New Quantum and its representatives will reasonably cooperate with Canna-Global in connection with such efforts. The Agreement also contains certain customary post-Closing covenants regarding indemnification of directors and officers and the purchase of tail directors’ and officers’ liability insurance and use of Trust Account proceeds. In addition, New Quantum agreed to obtain its required shareholder approvals in the manner required under its organizational documents and applicable law for, among other things, the adoption and approval of the Agreement and each of the ancillary documents to which New Quantum is or is required to be a party or bound, and the consummation of the Business Combination.

Registration Statement on Form S-4

The parties made customary covenants regarding the Registration Statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of Canna-Global Class A Common Stock to be issued under the Agreement as the Consideration Shares. The Registration Statement also will contain the Canna-Global proxy statement to solicit proxies from Canna-Global’s stockholders to approve, among other things, unless otherwise agreed to between Canna-Global and New Quantum (i) the Agreement and the Transactions, including the issuance of Canna-Global’s securities in connection with the Business Combination; (ii) the adoption and approval of the amended and restated Canna-Global Charter, among other matters, (a) provide that the name of Canna-Global shall be changed to “New Quantum Corporation” or such other name as mutually agreed to by Canna-Global and New Quantum before Closing of the Agreement, (b) provide for size and structure of the board of directors of Canna-Global in accordance with the Agreement, and (c) remove and revise certain provisions in the certificate of incorporation related to Canna-Global’s status as a blank check company; (iii) the adoption and approval of a new equity incentive plan (the “Incentive Plan”); and (iv) the appointment of the members of the board of directors of Canna-Global in accordance with the Agreement.

Conditions to Each Party’s Obligations to Close

Pursuant to the Agreement, the obligations of the Parties to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective Parties, including, without limitation (i) the representations and warranties of the respective Parties being true and correct subject to the materiality standards contained in the Agreement; (ii) material compliance by the Parties of their respective pre-closing covenants and agreements, subject to the standards contained in the Agreement; (iii) the approval by Canna-Global’s stockholders of the Business Combination; (iv) no governmental authority shall have enacted any law or order which has the effect of prohibiting the consummation of the Business Combination; (v) a Registration Statement on Form S-4 containing a prospectus and proxy statement (as amended or supplemented, the “Prospectus and Proxy Statement”) shall have been declared effective by the Securities and Exchange Commission (the “SEC”) and shall remain effective as of the Closing, and no stop order or similar order shall be in effect with respect to the Prospectus and Proxy Statement; and (vi) the members of the post-Closing board of directors of the combined company shall have been elected or appointed as of the Closing in accordance with the requirements set forth in the Agreement.

Termination

The Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing. If the Agreement is terminated, all further obligations of the parties related to public announcements, confidentiality, document retention, fees and expenses, trust account waiver, termination and general provisions under the Agreement will terminate and will be of no further force and effect, and no party to the Agreement will have any further liability to any other party thereto except for liability for certain fraud claims or for willful breach of the Agreement prior to the termination.

The Agreement may be terminated at any time prior to the Closing by either Canna-Global or New Quantum if the Closing has not occurred on or prior to December 2, 2023 (the “Business Combination Deadline”) unless Canna-Global, at its election, receives shareholder approval for a Charter amendment to extend the term it has to consummate a business combination (“Extension Option”), for Canna-Global to consummate a business combination pursuant to the Charter amendment. A party is not entitled to terminate the Agreement if the failure of the Closing to occur by such date was caused by or the result of a breach of the Agreement by such Party.

The Agreement may also be terminated under certain other customary and limited circumstances prior the Closing, including, among other reasons by mutual written consent of Canna-Global and New Quantum; by New Quantum for Canna-Global’s material uncured breach of the Agreement, if the breach would result in the failure of the related Closing condition; by Canna-Global for the material uncured breach of the Agreement by New Quantum, if the breach would result in the failure of the related Closing condition; by Canna-Global if there has been a Material Adverse Effect with respect to New Quantum since the date of the Agreement, which is uncured; by either Canna-Global or New Quantum if Canna-Global holds an extraordinary general meeting of its shareholders to approve the Agreement and the Business Combination and such approval is not obtained, among other reasons set forth in the Agreement.

Governing Law

The Agreement and all claims related to the Business Combination shall be governed by the laws of the State of Delaware.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement’s full text filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference. The Agreement has been filed to provide investors with information regarding its terms and is not intended to provide any factual or other information about Canna-Global, New Quantum or any other Party to the Agreement. In particular, the assertions embodied in the representations and warranties contained in the Agreement were made as of the execution date of the Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Agreement. Moreover, certain representations and warranties in the Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Accordingly, you should not rely on the representations and warranties in the Agreement as characterizations of the actual statements of fact about the parties. In addition, the representations, warranties, covenants and agreements and other terms of the Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Canna-Global’s public disclosures. Shareholders of Canna-Global and other interested parties are urged to read the Agreement in its entirety.

Sponsor Support Agreement

At or prior to the Effective Time (as defined in the Agreement), Canna-Global, New Quantum, and Canna-Global LLC, a Delaware limited liability company (the “Sponsor”), will enter into a sponsor support agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsor will agree to, among other things, (i) appear at the Canna-Global shareholders’ meeting for purposes of constituting a quorum, and (ii) vote to adopt and approve the Agreement and the other documents and transactions contemplated under the Agreement, including the Business Combination. The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Sponsor Support Agreement, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated by reference.

Lock-Up Agreement

At or prior to the Effective Time, the Significant Company Holders (as defined in the Agreement), the Key Sponsor (each as defined in the Agreement) of New Quantum, and each one percent (1%) or greater shareholders of New Quantum (the “One-Percent Shareholders”) will be asked to sign the Lock-Up Agreement, pursuant to which each of the Significant Company Holders, the Key Sponsor of New Quantum and the One-Percent Shareholders agree that their shares of Canna-Global Class A Common Stock will be locked up during the period commencing from the Closing and ending (i) 12 months from the Closing, at which time 75% of the shares will be released from lock-up; and (ii) 18 months from the Closing, at which time the remaining 25% will be released from lock-up (the “Restricted Securities”). The foregoing description of the Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is included as Exhibit 2.2 hereto, and the terms of which are incorporated by reference.

Non-Competition and Non-Solicitation Agreement

Simultaneously with the execution and delivery of the Agreement, each Key Executive of New Quantum (as defined in the Agreement) will execute a Non-Competition and Non-Solicitation Agreement (collectively, the “Non-Competition Agreements”) in favor of Canna-Global. The foregoing description of the Non-Competition Agreements is subject to and qualified in its entirety by reference to the full text of the Non-Competition Agreements, a form of which is included as Exhibit 2.3 hereto, and the terms of which are incorporated by reference.

PIPE Investment

In connection with entry into the Agreement, Canna-Global may use commercially reasonable efforts as practicable, after the date of the Agreement and at or prior to the End Date, to enter into and consummate subscription agreements with investors relating to a private equity investment in Canna-Global to purchase shares of Canna-Global in connection with a private placement, and/or enter into backstop arrangements with potential investors, in either case on terms mutually agreeable to New Quantum and Canna-Global, acting reasonably (a “PIPE Investment”). Likewise, New Quantum may enter into one or private equity investments before the Closing, as provided in the Agreement. The foregoing description of the PIPE Investment does not purport to be complete and is qualified in its entirety by the terms and conditions of the subscription agreements related to the PIPE Investment entered into from time-to-time.

Registration Rights Agreement

At or prior to the Effective Time, the Sponsor, certain New Quantum shareholders and their respective affiliates, will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Canna Global will be obligated to file a registration statement after Closing to register the resale of certain securities of New Quantum held by the Sponsor, certain New Quantum shareholders and their respective affiliates. The Registration Rights Agreement will also provide the respective parties with “piggy-back” registration rights, subject to certain requirements and customary conditions. The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 2.4 hereto, and the terms of which are incorporated by reference.

Bidder’s Statement

As promptly as practicable after the effective date of the Agreement, Canna-Global will lodge a Bidder’s Statement with the Australian Securities and Investments Commission (“ASIC”) in respect of its Takeover Bid for New Quantum in accordance with Chapter 6 of the Australian Act and the terms of the Agreement. The foregoing description of the Bidder’s Statement does not purport to be complete.

Joinder Agreement

At or prior to Effective Time, Canna-Global, J. Gerald Combs, solely in his capacity as the representative for the stockholders of Canna-Global, New Quantum, Hyun Jong Chung, solely in his capacity as the representative of New Quantum, will execute a joinder agreement to the Agreement (the “Joinder Agreement”) with Significant Company Holders of New Quantum. The foregoing description of the Joinder Agreement is subject to and qualified in its entirety by reference to the full text of the Joinder Agreement, a form of which is included as Exhibit 2.6 hereto, and the terms of which are incorporated by reference.

Prospectus and Proxy Statement

As promptly as practicable after the effective date of the Agreement, Canna-Global will file with the SEC the Prospectus and Proxy Statement and certain related documents in connection with a meeting of Canna-Global’s shareholders to consider approval and adoption of (i) the Agreement and the Business Combination; (ii) any other proposals as either the SEC or the Nasdaq Global Market (or the respective staff members thereof) may indicate are necessary in comments to the Prospectus and Proxy Statement or in correspondence related thereto; (iii) any other proposals as reasonably agreed by Canna-Global and New Quantum to be necessary or appropriate in connection with the Business Combination; and (4) the adjournment of the special meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt one or more of the foregoing.

Item 7.01	Regulation FD Disclosure

Press Release

On June 15, 2023, Canna-Global issued two press releases announcing the execution of the Agreement. The press releases are attached as Exhibit 99.1 and Exhibit 99.2 respectively. The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding New Quantum’s industry and market sizes, future opportunities for Canna-Global and New Quantum, Canna-Global’s and New Quantum’s estimated future results and the Business Combination, including the implied enterprise value, the Business Combination and ownership structure and the likelihood and ability of the parties to successfully consummate the Business Combination. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

The Press Release contains statements that constitute “forward-looking statements,” including with respect to the Business Combination, within the meaning of the federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to New Quantum’s products, the likelihood of regulatory approval of such products and their proposed uses; New Quantum’s growth prospects and its potential target markets, as well as the size of those markets; New Quantum’s projected financial and operational performance; new product and service offerings New Quantum may introduce in the future; the potential Business Combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the Business Combination; the anticipated effect of the announcement or pendency of the Business Combination on Canna-Global or New Quantum’s business relationships, performance, and business generally; and other statements regarding Canna-Global’s and New Quantum’s expectations, hopes, beliefs, intentions or strategies regarding the future.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Prospectus and Proxy Statement, other documents filed by Canna-Global from time to time with SEC, and any risk factors made available to you in connection with Canna-Global, New Quantum and the Business Combination. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Canna-Global and New Quantum), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. No assurance can be given that the Business Combination discussed above will be completed on the terms described, or at all. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Canna-Global. Copies of these documents are or will be available on the SEC’s website, www.sec.gov. Canna-Global undertakes no obligation to update these statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

In addition to factors previously disclosed in Canna-Global reports filed with the SEC and those identified elsewhere in this Current Report on Form 8-K, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Canna-Global securities; (ii) the risk that the Business Combination may not be completed by the Business Combination Deadline and the potential failure to obtain the Extension Option, if sought; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Agreement by the shareholders of Canna-Global, the satisfaction of the minimum cash amount following redemptions by Canna-Global public shareholders, (iv) the receipt of certain governmental and regulatory approvals; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement; (vi) the potential effect of the announcement or pendency of the Business Combination on New Quantum’s business relationships, performance and business generally; (vii) risks that the Business Combination disrupts current plans and operations of New Quantum; (viii) the outcome of any legal proceedings that may be instituted against New Quantum or Canna-Global related to the Agreement or the Business Combination; (ix) the risk that Canna-Global will be unable to maintain the listing of Canna-Global’s securities on the Nasdaq Global Market; (x) the risk that the price of Canna-Global’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which New Quantum operates, variations in performance across competitors, changes in laws and regulations affecting New Quantum’s business and changes in the capital structure; (xi) the inability to implement business plans, forecasts, and other expectations after the completion of the Business Combination and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which New Quantum operates, (xiii) the risk of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which New Quantum’s customers and suppliers operate in that could adversely impact New Quantum’s operations or the market generally for special purpose acquisition companies; (xiv) the risk of supply chain and supply route challenges, including COVID-19, could result in delays or increased costs for New Quantum and partners deploying their technologies; (xv) the risk that New Quantum may not achieve or sustain profitability; (xvi) the risk that New Quantum will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that New Quantum experiences difficulties in managing its growth and expanding operations; (xviii) changes in overall economic conditions that impact spending on New Quantum’s products; and (xix) deterioration in conditions of the money management industry or in broader economic conditions.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. All information set forth herein speaks only as of the date hereof in the case of information about Canna-Global and New Quantum or the date of such information in the case of information from persons other than Canna-Global or New Quantum, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K. Forecasts and estimates regarding New Quantum’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

In connection with the Business Combination, Canna-Global intends to file relevant materials with the SEC, including the Prospectus and Proxy Statement and other documents regarding the Business Combination. CANNA-GLOBAL’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THIS CURRENT REPORT ON FORM 8-K AND, WHEN AVAILABLE, THE PROSPECTUS AND PROXY STATEMENT AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN FILED IN CONNECTION WITH THE BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW QUANTUM, CANNA-GLOBAL, AND THE BUSINESS COMBINATION. Promptly after the Prospectus and Proxy Statement is declared effective by the SEC, Canna-Global will mail the definitive Prospectus and Proxy Statement and a proxy card to each shareholder of Canna-Global entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the Prospectus and Proxy Statement. Before making any voting or investment decision, investors, and shareholders of Canna-Global are urged to carefully read the entire Prospectus and Proxy Statement, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Business Combination. Documents filed by Canna-Global with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov (Commission File No: 001-41102) or by directing a request to Canna-Global Acquisition Corp, 4640 Admiralty Way, Suite 500, Marina Del Rey, California, 90292.

Participants in the Solicitation

Canna-Global, Canna-Global LLC (Canna-Global’s sponsor) and New Quantum and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. Canna-Global stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Canna-Global in the final prospectus of Canna-Global filed with the SEC on November 29, 2021, the Registration Statement and other relevant materials filed with the SEC in connection with the proposed Business Combination when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, and there shall be no sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1*

Bid Implementation and Business Combination Agreement, dated as of June 15, 2023, by and among Canna-Global Acquisition Corp and New Quantum Holdings Pty Ltd., an Australian company with Australian Company Number (ACN) 628 253 743, along with J. Gerald Combs, solely in his capacity as the representative for the stockholders of Canna-Global and Hyun Jong Chung, solely in his capacity as the representative for New Quantum.

2.1	Sponsor Support Agreement, dated as of June 15, 2023, by and among Canna-Global, New Quantum, and Canna-Global LLC, a Delaware limited liability company.

2.2	Form of Lock-Up Agreement by and among each of the Significant Company Holders, the Key Sponsor and the One-Percent Shareholders.

2.3	Form of Non-Competition and Non-Solicitation Agreement

2.4	Form of Registration Rights Agreement by and among Canna-Global, Canna-Global LLC and certain directors of Canna-Global

2.5

Form of Letter of Transmittal for Securities of New Quantum Holdings Pty Ltd. surrendered for payment pursuant to the Bid Implementation and Business Combination Agreement by and among Canna-Global Acquisition Corp, J. Gerald Combs, Hyun Jong Chung, and New Quantum Holdings Pty Ltd.

2.6	Joinder Agreement to Bid Implementation and Business Combination Agreement

99.1	Press Release dated June 15, 2023

99.2	Press Release dated June 15, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101). Canna-Global agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon request.

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, Canna-Global has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNA-GLOBAL ACQUISITION CORP

Date: June 16, 2023	By:	/s/ J. Gerald Combs
J. Gerald Combs
Chief Executive Officer